UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05877

BNY Mellon Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	05/31/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Strategic Municipal Bond Fund, Inc.

SEMI-ANNUAL REPORT May 31, 2023

BNY Mellon Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of December 1, 2022, through May 31, 2023, as provided by portfolio managers, Daniel Rabasco and Jeffrey Burger of Insight North America LLC, sub-adviser.

Fund and Market Performance Overview

For the six-month period ended May 31, 2023, BNY Mellon Strategic Municipal Bond Fund, Inc. (the “fund”) achieved a total return of 1.82% on a net-asset-value basis and −3.59% on a market-price basis.1 Over the same period, the fund provided aggregate income dividends of $.132 per share, which reflect an annualized distribution rate of 4.73%. In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 1.94% for the same period.2

During the reporting period, municipal bonds posted gains as inflation fears subsided, and interest-rate hikes eased. The fund’s performance was driven primarily by its security selection.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by the sub-adviser to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by the sub-adviser.

The fund also has issued auction-rate preferred stock (ARPS), a percentage of which remains outstanding from its initial public offering, and has invested the proceeds in a manner consistent with its investment objective. This, along with the fund’s participation in secondary, inverse-floater structures, has the effect of “leveraging” the portfolio, which can magnify gain-and-loss potential depending on market conditions.3,4

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers. We have attempted to replace those bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Market Rebounds as Inflation Retreats, Rate Hikes Ease

During the reporting period, the municipal bond market experienced volatility driven by economic uncertainty, rising inflation and geopolitical risk. While employment remained strong, the outcome of the Federal Reserve’s (the “Fed”) tightening policy was uncertain, with investors fearing that an economic slowdown was becoming more likely. But toward the end of the period, inflation began to ease, and investors began to anticipate the end of the Fed’s rate hikes.

Inflation measures began to come down from multidecade highs during the first part of the reporting period. The Fed continued increasing the federal funds rate, raising it four times between December 1, 2022 and May 31, 2023. The Fed’s increases were more moderate than previous hikes, with three of the four amounting to just 25 basis points. By the end of the period, the federal funds target rate was 5.00%–5.25%, up from 3.75%–4.00% at the start of the period.

The economy remained relatively strong during the reporting period, with GDP continuing to bounce back from two negative quarters in the first half of 2022. GDP rose 2.6% in the fourth quarter of 2022 and 1.3% in the first quarter of 2023.

For much of the period, the persistence of inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds. The need for fund managers to meet redemptions only added to the downward momentum.

While headwinds prevailed over most of the period, credit fundamentals in the municipal market remained strong. In addition, turmoil resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Late in 2022, municipal bonds began to rebound as inflation abated; economic indicators suggested a recession was on the horizon; and investors began to anticipate the end of the Fed’s rate-hiking cycle. A perception that the stress on regional banks resulting from the banking crisis would help slow the economy also supported the market.

In May 2023, volatility increased, in part due to technical factors, including elevated supply. In addition, uncertainty about the Fed’s interest rate decision at its June 2023 meeting and whether it would begin to cut rates later in the year added to volatility as well. Ongoing concerns about inflation also played a large role in the increase in market volatility. Much of this occurred at the short end of the municipal bond yield curve which underperformed as short-term rates rose to a greater degree than intermediate rate and produced a greater inversion in May. As a result of the market volatility, outflows from municipal bond mutual funds increased which hurt valuations.

Security Selection Hindered Results

The fund’s performance was driven primarily by unfavorable security selection. Selection was particularly detrimental in the airport, education, CCRC, hospital, transportation, special tax and education sectors. Positions in Colorado Health, Pennsylvania Turnpike, University of Chicago and Children’s Healthcare of Atlanta were especially notable.

On the other hand, the fund’s performance was helped by the relatively strong selections in certain segments. Selections in general obligation, housing and water and sewer bonds made especially positive contributions. An overweight to tobacco bonds was also beneficial. An emphasis on intermediate bonds benefitted returns as they outperformed shorter and longer maturity bonds. The fund did not make use of derivatives during the period.

A Sanguine Near-Term Outlook

While the Fed has paused its interest-rate hikes, the economy remains relatively strong, and we believe more rate increases are possible. Nevertheless, we are optimistic about the short-term outlook as fundamentals remain strong, and budget reserves remain plentiful. In addition, revenue bonds, which are less economically sensitive, should hold up well versus general obligation bonds if the economy weakens. We plan to maintain the fund’s leverage at current levels and to continue looking for opportunities among the revenue bond sectors.

June 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through November 30, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper, Inc. ---The Bloomberg U.S. Municipal Bond Index (the “Index”) covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized and divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Adjustable-rate preferred stock (ARPS) is a type of preferred stock where the dividends issued will vary with a benchmark, most often a T-bill rate. The value of the dividend from the preferred share is set by a predetermined formula to move with rates, and because of this flexibility preferred prices are often more stable than fixed-rate preferred stocks.

4 The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS

May 31, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,335,862)	3.63	5/20/2033	1,217,087		1,112,721

Long-Term Municipal Investments - 145.4%
Alabama - 5.0%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.50	6/1/2030	1,800,000		1,708,789
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	2,710,000		2,297,041
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2027	1,000,000	[a]	996,127
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.75	10/1/2046	6,000,000	[b]	6,214,454
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	5,000,000		5,023,994
				16,240,405
Alaska - .4%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	1,500,000		1,313,298
Arizona - 6.1%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2045	1,500,000		1,344,202
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	4,305,000	[c,d]	2,367,750
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.25	7/1/2047	2,000,000	[c]	1,882,799
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,386,484

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Arizona - 6.1% (continued)
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2048	1,550,000		1,490,206
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,775,000	[c]	1,567,867
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	1,345,000		1,367,720
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	5.64	12/1/2037	4,550,000	[c,e,f]	4,626,850
The Phoenix Arizona Industrial Development Authority, Revenue Bonds (Legacy Traditional Schools Project) Ser. A	6.75	7/1/2044	1,000,000	[c]	1,011,312
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	3,000,000	[c]	2,742,898
				19,788,088
Arkansas - .6%
Arkansas Development Finance Authority, Revenue Bonds (Green Bond) (U.S. Steel Corp.)	5.70	5/1/2053	1,900,000		1,909,497
California - 7.2%
California Community Choice Financing Authority, Revenue Bonds (Green Bond) (Clean Energy Project)	5.25	10/1/2031	1,500,000	[a]	1,568,949
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	1,000,000		974,600
California Municipal Finance Authority, Revenue Bonds, Ser. A	4.00	2/1/2051	1,500,000		1,302,284
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2051	1,000,000		1,042,126
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,500,000		1,425,366
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	5,250,000		5,417,999

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
California - 7.2% (continued)
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	6.30	5/1/2044	5,280,000	[c,e,f]	5,461,940
Tender Option Bond Trust Receipts (Series 2023-XM1114), (Long Beach Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	2.55	8/1/2053	6,400,000	[c,e,f]	6,133,220
				23,326,484
Colorado - 3.6%
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,000,000		1,040,174
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,000,000		3,189,837
Colorado High Performance Transportation Enterprise, Revenue Bonds	5.00	12/31/2056	1,000,000		986,941
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	2,750,000		2,675,694
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	5.23	8/1/2044	3,260,000	[c,e,f]	3,634,077
				11,526,723
Connecticut - .5%
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2038	1,000,000		1,095,931
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	530,000		525,946
				1,621,877
District of Columbia - .3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	1,000,000		916,091
Florida - 7.6%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	2,500,000		2,067,882

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Florida - 7.6% (continued)
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	2,500,000		2,541,466
Lee Memorial Health System, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2049	1,600,000		1,440,758
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	5,775,000		5,483,569
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,000,000		1,164,795
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	1,000,000		783,738
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	2.35	8/15/2049	5,535,000	[c,e,f]	5,047,560
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	2.26	10/1/2049	4,065,000	[c,e,f]	3,711,979
Tender Option Bond Trust Receipts (Series 2022-XF1385), (Fort Myers FL Utility, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	2.49	10/1/2044	2,540,000	[c,e,f]	2,483,258
				24,725,005
Georgia - 6.8%
Atlanta Water & Wastewater, Revenue Bonds, Ser. D	3.50	11/1/2028	500,000	[c]	503,658
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,500,000		2,559,273
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	6/1/2030	1,000,000	[a]	1,040,758

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Georgia - 6.8% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	6.14	10/1/2043	6,000,000	[c,e,f]	6,006,371
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	6.00	1/1/2056	2,720,000	[c,e,f]	2,751,636
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	3.68	7/1/2044	4,220,000	[c,e,f]	4,433,398
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,000,000		1,022,590
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	4,200,000		3,760,869
				22,078,553
Hawaii - 1.5%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	2,500,000		2,603,911
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	2,500,000		2,359,636
				4,963,547
Illinois - 15.1%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2033	1,250,000		1,287,279
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2032	400,000		414,807
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2031	500,000		520,219
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,181,505
Chicago II, GO, Refunding, Ser. C	5.00	1/1/2024	1,265,000		1,272,777
Chicago II, GO, Ser. A	5.00	1/1/2044	3,000,000		2,954,400
Chicago II Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	2,330,000		2,351,174
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2057	1,000,000		1,028,662

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Illinois - 15.1% (continued)
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,042,860
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,000,000		1,078,831
Illinois, GO, Ser. A	5.00	5/1/2038	2,850,000		2,954,645
Illinois, GO, Ser. B	5.00	11/1/2030	1,500,000		1,641,078
Illinois, GO, Ser. D	5.00	11/1/2028	3,000,000		3,196,715
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,500,000		2,493,878
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[g]	1,374,602
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	2,250,000		2,143,343
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	5.33	10/1/2040	9,000,000	[c,e,f]	9,191,245
Tender Option Bond Trust Receipts (Series 2023-XM1112), (Chicago IL Water Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp., Ser. A)) Non-recourse, Underlying Coupon Rate (%) 5.25	-2.93	11/1/2053	10,000,000	[c,e,f]	10,794,374
				48,922,394
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds (Green Bond)	7.00	3/1/2039	4,225,000	[c]	3,191,339
Iowa - 1.9%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	2,195,000		2,204,885
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2053	1,000,000		582,397
Iowa Student Loan Liquidity Corp., Revenue Bonds, Ser. B	5.00	12/1/2032	1,000,000		1,099,202
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2049	1,400,000		1,248,017

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Iowa - 1.9% (continued)
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	945,000		925,383
				6,059,884
Kentucky - 2.5%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	2,800,000		2,845,811
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,560,000	[a]	2,553,211
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	2,680,000	[a]	2,610,426
				8,009,448
Louisiana - 3.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	2,400,000		2,282,993
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	1,000,000		1,025,275
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	5.81	7/1/2047	8,195,000	[c,e,f]	8,279,462
				11,587,730
Maryland - 3.0%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	1,575,000		1,602,691
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,282,973
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2051	1,000,000		860,655

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Maryland - 3.0% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	5.33	7/1/2042	4,000,000	[c,e,f]	4,037,226
				9,783,545
Massachusetts - 3.3%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group)	5.25	7/1/2052	1,000,000		1,040,780
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2038	2,130,000		2,169,064
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,000,000		1,035,315
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2030	1,000,000		1,071,827
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	5.60	6/1/2047	5,250,000	[c,e,f]	5,484,086
				10,801,072
Michigan - 4.4%
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	2,000,000		2,085,503
Michigan Building Authority, Revenue Bonds, Refunding	4.00	10/15/2049	2,500,000		2,437,270
Michigan Finance Authority, Revenue Bonds, Refunding	4.00	4/15/2042	1,000,000		952,808
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	1,000,000		1,009,005
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	12/31/2043	5,000,000		5,004,546

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Michigan - 4.4% (continued)
Pontiac School District, GO (Insured; Qualified School Board Loan Fund)	4.00	5/1/2045	2,700,000	2,642,617
				14,131,749
Minnesota - 1.3%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	4,000,000	4,038,261
Missouri - 4.4%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Lutheran Senior Services Projects)	5.00	2/1/2046	1,200,000	1,092,348
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds	5.13	6/1/2046	4,665,000	4,700,675
Tender Option Bond Trust Receipts (Series 2023-XM1116), (Jackson County Missouri Special Obligation, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.25	0.55	12/1/2053	6,000,000	[c,e,f] 5,698,673
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2042	1,000,000	927,723
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2053	2,000,000	1,827,402
				14,246,821
Multi-State - .7%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,365,000	[c] 2,135,276
Nevada - 2.2%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	2,770,000	2,801,482
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	5,000,000	4,344,856
				7,146,338

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
New Hampshire - .4%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2051	1,500,000		1,128,935
New Jersey - 6.7%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,000,000		1,065,655
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	1,250,000		1,173,206
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	10/1/2024	2,370,000		2,356,833
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,365,000		1,409,270
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	1,500,000		1,574,013
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	2,000,000		2,181,807
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2048	2,400,000		2,317,309
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	2,025,000		2,046,416
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	6.64	6/15/2040	4,250,000	[c,e,f]	4,421,880
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	1,500,000		1,560,937
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	1,670,000		1,678,055
				21,785,381
New York - 7.4%
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	5,600,000	[g]	1,548,252
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,400,000	[c]	3,338,476

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
New York - 7.4% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2045	1,000,000		829,618
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2040	1,200,000		1,241,801
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2042	1,850,000		1,900,764
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	3,000,000		2,988,678
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	1,100,000		1,157,584
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	1,000,000	[c]	869,115
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	2.93	11/15/2047	5,400,000	[c,e,f]	5,194,271
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A1	5.00	5/15/2051	3,235,000		3,459,756
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	1,650,000	[c]	1,296,843
				23,825,158
North Carolina - .9%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	2,000,000		1,374,559

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 145.4% (continued)
North Carolina - .9% (continued)
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,500,000	1,378,583
				2,753,142
Ohio - 3.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	9,450,000	8,755,492
Centerville, Revenue Bonds, Refunding (Graceworks Lutheran Services Obligated Group)	5.25	11/1/2047	1,500,000	1,293,232
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,000,000	979,617
				11,028,341
Oregon - 1.3%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	4.00	8/15/2039	1,000,000	947,508
Port of Portland, Revenue Bonds, Refunding, Ser. 28	4.00	7/1/2047	2,720,000	2,518,041
Yamhill County Hospital Authority, Revenue Bonds, Refunding (Friendsview Manor Obligated Group) Ser. A	5.00	11/15/2056	1,000,000	718,271
				4,183,820
Pennsylvania - 7.8%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,510,000	1,658,340
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,000,000	1,017,105
Franklin County Industrial Development Authority, Revenue Bonds, Refunding (Menno-Haven Project)	5.00	12/1/2053	1,000,000	762,493
Pennsylvania Economic Development Financing Authority, Revenue Bonds	6.00	6/30/2061	2,000,000	2,214,897
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding	4.00	7/1/2046	1,000,000	793,009
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences in Philadelphia)	5.00	11/1/2033	2,805,000	2,851,168

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Pennsylvania - 7.8% (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,500,000		1,395,173
Tender Option Bond Trust Receipts (Series 2022-XF1408), (Pennsylvania State Turnpike Commission, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	3.04	12/1/2051	10,000,000	[c,e,f]	9,552,672
Tender Option Bond Trust Receipts (Series 2022-XF1525), (Pennsylvania Economic Development Financing Authority UPMC, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	1.56	5/15/2053	3,440,000	[c,e,f]	3,166,326
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2039	2,000,000		1,913,262
				25,324,445
Rhode Island - 2.0%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	500,000		530,577
Tender Option Bond Trust Receipts (Series 2023-XM1117), (Rhode Island Infrastructure Bank State Revolving Fund, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.25	0.01	10/1/2053	6,000,000	[c,e,f]	5,798,316
				6,328,893
South Carolina - 5.0%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		843,033
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	3,500,000		3,332,344
South Carolina Public Service Authority, Revenue Bonds, Ser. A	4.00	12/1/2055	2,000,000		1,781,547

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
South Carolina - 5.0% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	4.94	12/1/2043	10,200,000	[c,e,f]	10,209,569
				16,166,493
South Dakota - 1.0%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate (%) 5.00	5.62	7/1/2046	3,200,000	[c,e,f]	3,245,327
Tennessee - .9%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	5.00	7/1/2023	3,000,000	[c,e,f]	3,003,611
Texas - 8.9%
Arlington Higher Education Finance Corp., Revenue Bonds (Uplift Education) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	12/1/2048	1,500,000		1,465,334
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2051	2,000,000		1,722,969
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. A	5.75	8/15/2045	2,500,000		2,447,613
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	3,000,000		3,010,366
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,255,572
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2045	2,000,000		1,865,573

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Texas - 8.9% (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2051	7,500,000	[g]	1,798,453
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,000,000		943,069
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Co. Project)	5.00	11/1/2028	1,000,000		1,000,140
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[c]	969,341
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Baylor Scott & White Health Obligated Group)	5.00	11/15/2051	1,500,000		1,574,608
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		900,433
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	6,150,000		6,079,498
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,345,000		1,251,153
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,399,107
				28,683,229
U.S. Related - 1.5%
Puerto Rico, GO, Ser. A	0.00	7/1/2024	73,499	[g]	70,071
Puerto Rico, GO, Ser. A	0.00	7/1/2033	284,274	[g]	167,004
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	170,415		148,314
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	198,557		177,870
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	240,964		194,835
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	231,699		194,070
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	220,898		203,236
Puerto Rico, GO, Ser. A1	5.25	7/1/2023	123,351		123,479
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	246,018		251,366
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	2,489,835		2,641,373
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	243,790		255,102
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	232,950		251,339
				4,678,059

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Utah - 1.7%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2048	2,000,000		2,039,362
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2042	1,565,000		1,596,186
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,000,000		1,982,047
				5,617,595
Virginia - 5.8%
Henrico County Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.46	8/23/2027	3,900,000	[e]	4,351,436
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	7.19	7/1/2057	7,500,000	[c,e,f]	8,360,526
Virginia College Building Authority, Revenue Bonds (Green Bond) (Marymount University Project)	5.00	7/1/2045	1,000,000	[c]	943,798
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,350,000		4,309,998
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	1,000,000		864,363
				18,830,121
Washington - 4.1%
King County School District No. 210, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	1,000,000		1,027,427
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	5.11	7/1/2058	10,000,000	[c,e,f]	10,053,537
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	4.00	5/1/2050	1,200,000		1,081,272
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	1,465,000	[c]	1,060,486
				13,222,722

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 145.4% (continued)
Wisconsin - 3.6%
Public Finance Authority, Revenue Bonds (CHF - Wilmington) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2058	3,665,000	3,764,206
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	1,500,000	1,631,022
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	1,650,000	1,796,185
Public Finance Authority, Revenue Bonds (Gannon University Project)	5.00	5/1/2042	750,000	724,212
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2042	750,000	[c] 677,370
Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2052	1,000,000	1,034,147
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Obligated Group)	5.50	12/1/2052	1,000,000	1,080,928
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2046	1,250,000	1,002,169
				11,710,239
Total Long-Term Municipal Investments (cost $487,699,577)			469,978,936
Total Investments (cost $489,035,439)			145.7%	471,091,657
Liabilities, Less Cash and Receivables			(30.5%)	(98,440,820)
Preferred Stock, at redemption value			(15.2%)	(49,300,000)
Net Assets Applicable to Common Stockholders			100.0%	323,350,837

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities were valued at $175,339,718 or 54.23% of net assets.

d Non-income producing—security in default.

e The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

g Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
General	25.7
Medical	18.8
Transportation	18.1
Education	13.6
Water	12.7
Nursing Homes	11.4
Airport	9.8
General Obligation	6.8
Development	6.5
Power	6.5
Tobacco Settlement	5.1
School District	4.1
Housing	2.2
Facilities	1.8
Multifamily Housing	1.0
Single Family Housing	.9
Student Loan	.7
145.7

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	489,035,439	471,091,657
Cash		146,601
Interest receivable		7,218,827
Prepaid expenses		49,312
		478,506,397
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		207,478
Payable for inverse floater notes issued—Note 3		102,715,000
Payable for investment securities purchased		1,666,328
Interest and expense payable related to inverse floater notes issued—Note 3		1,075,744
Directors’ fees and expenses payable		32,205
Dividends payable to Preferred Stockholders		27,641
Commissions payable—Note 1		18,000
Other accrued expenses		113,164
		105,855,560
Auction Preferred Stock, Series A, B and C, par value $.001 per share (1,972 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		49,300,000
Net Assets Applicable to Common Stockholders ($)		323,350,837
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (49,428,691 shares issued and outstanding)		49,429
Paid-in capital		368,386,722
Total distributable earnings (loss)		(45,085,314)
Net Assets Applicable to Common Stockholders ($)		323,350,837

Shares Outstanding
(110 million shares authorized)	49,428,691
Net Asset Value Per Share of Common Stock ($)	6.54

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2023 (Unaudited)

Investment Income ($):
Interest Income	10,005,526
Expenses:
Management fee—Note 2(a)	940,694
Interest and expense related to inverse floater notes issued—Note 3	1,828,420
Administration fee—Note 2(a)	470,347
Professional fees	62,114
Commission fees—Note 1	50,928
Directors’ fees and expenses—Note 2(c)	35,590
Prospectus and shareholders’ reports	24,445
Registration fees	16,052
Chief Compliance Officer fees—Note 2(b)	7,224
Shareholder servicing costs	5,874
Custodian fees—Note 2(b)	3,341
Miscellaneous	18,468
Total Expenses	3,463,497
Less—reduction in expenses due to undertaking—Note 2(a)	(188,139)
Less—reduction in fees due to earnings credits—Note 2(b)	(3,341)
Net Expenses	3,272,017
Net Investment Income	6,733,509
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(6,603,286)
Net change in unrealized appreciation (depreciation) on investments	6,428,512
Net Realized and Unrealized Gain (Loss) on Investments	(174,774)
Dividends to Preferred Stockholders	(1,346,511)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	5,212,224

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended May 31, 2023 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(94,538,039)
Proceeds from sales of portfolio securities	109,636,530
Dividends paid to Preferred Stockholders	(1,339,586)
Interest income received	10,448,240
Interest and expense related to inverse floater notes issued	(1,618,023)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,218,778)
Operating expenses paid	(245,872)
Net Cash Provided (or Used) in Operating Activities		21,124,472
Cash Flows from Financing Activities ($):
Dividends paid to Common Stockholders	(7,612,017)
Decrease in payable for inverse floater notes issued	(13,699,671)
Net Cash Provided (or Used) in Financing Activities		(21,311,688)
Net Increase (Decrease) in Cash		(187,216)
Cash at beginning of period		333,817
Cash at End of Period		146,601
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		5,212,224
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Stockholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		20,035,449
Decrease in interest receivable		442,714
Increase in prepaid expenses		(32,707)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		11,348
Increase in payable for investment securities purchased		1,666,328
Increase in interest and expense payable related to inverse floater notes issued		210,397
Increase in dividends payable to Preferred Stockholders		6,925
Decrease in Directors' fees and expenses payable		(1,135)
Increase in commissions payable and other accrued expenses		1,441
Net change in unrealized (appreciation) depreciation on investments		(6,428,512)
Net Cash Provided (or Used) in Operating Activities		21,124,472

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30, 2022
Operations ($):
Net investment income	6,733,509	16,503,441
Net realized gain (loss) on investments	(6,603,286)	(12,630,458)
Net change in unrealized appreciation (depreciation) on investments	6,428,512	(75,322,418)
Dividends to Preferred Stockholders	(1,346,511)	(810,577)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	5,212,224	(72,260,012)
Distributions ($):
Distributions to stockholders	(6,524,587)	(17,398,684)
Distributions to Common Stockholders	(6,524,587)	(17,398,684)
Capital Stock Transactions ($):
Distributions reinvested	-	60,028
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	60,028
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(1,312,363)	(89,598,668)
Net Assets Applicable to Common Stockholders ($):
Beginning of Period	324,663,200	414,261,868
End of Period	323,350,837	324,663,200
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	7,180
Net Increase (Decrease) in Shares Outstanding	-	7,180

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
May 31, 2023		Year Ended November 30,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	6.57	8.38	8.24	8.30	7.91	8.29
Investment Operations:
Net investment income[a]	.14	.33	.37	.40	.41	.47
Net realized and unrealized gain (loss) on investments	(.01)	(1.77)	.13	(.09)	.43	(.43)
Dividends to Preferred Stockholders from net investment income	(.03)	(.02)	(.00)[b]	(.01)	(.03)	(.03)
Total from Investment Operations	.10	(1.46)	.50	.30	.81	.01
Distributions to Common Stockholders:
Dividends from net investment income	(.13)	(.35)	(.36)	(.36)	(.42)	(.43)
Net asset value resulting from Auction Preferred Stock tender as a discount	-	-	-	-	-	.04
Net asset value, end of period	6.54	6.57	8.38	8.24	8.30	7.91
Market value, end of period	5.58	5.92	8.24	7.66	8.19	7.13
Market Price Total Return (%)	(3.59)[c]	(24.21)	12.46	(1.87)	21.12	(10.14)

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
May 31, 2023		Year Ended November 30,
(Unaudited)		2022	2021	2020	2019	2018
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	2.12[e]	1.54	1.20	1.56	1.86	1.73
Ratio of net expenses to average net assets applicable to Common Stock[d]	2.00[e]	1.43	1.09	1.44	1.75	1.62
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	1.12[e]	.56	.25	.60	.90	.72
Ratio of net investment income to average net assets applicable to Common Stock[d]	4.12[e]	4.64	4.39	4.98	5.05	5.78
Ratio of total expenses to total average net assets	1.84[e]	1.35	1.07	1.38	1.66	1.51
Ratio of net expenses to total average net assets	1.74[e]	1.25	.97	1.28	1.56	1.41
Ratio of interest and expense related to floating rate notes issued to total average net assets	.97[e]	.49	.23	.53	.80	.63
Ratio of net investment income to total average net assets	3.58[e]	4.07	3.92	4.43	4.50	5.02
Portfolio Turnover Rate	20.09[c]	30.58	9.10	26.56	41.28	24.57
Asset Coverage of Preferred Stock, end of period	756	759	940	926	932	892
Net Assets, applicable to Common Stockholders, end of period ($ x 1,000)	323,351	324,663	414,262	407,089	409,972	390,350
Preferred Stock Outstanding, end of period ($ x 1,000)	49,300	49,300	49,300	49,300	49,300	49,300
Floating Rate Notes Outstanding, end of period ($ x 1,000)	102,715	116,415	138,705	152,185	182,074	162,357

a Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Does not reflect the effect of dividends to Preferred Stockholders.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DSM.

The fund has outstanding 698 Series A shares, 662 Series B shares and 612 Series C shares, Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to stockholders of Common Stock (“Common Stockholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Joni Evans and Robin A. Melvin as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2023 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	1,112,721	-	1,112,721
Municipal Securities	-	469,978,936	-	469,978,936
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(102,715,000)	-	(102,715,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Additional Information section within the annual report dated November 30, 2022, provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Stockholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Stockholders will have their distributions reinvested in additional shares of the fund, unless such Common Stockholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On May 30, 2023, the Board declared a cash dividend of $.022 per share from net investment income, payable on June 30, 2023 to Common Stockholders of record as of the close of business on June 14, 2023. The ex-dividend date was June 13, 2023.

(e) Dividends and distributions to stockholders of APS: Dividends, which are cumulative, are generally reset every seven days for each series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of May 31, 2023, for each series of APS were as follows: Series A-5.668%, Series B-5.679% and Series C-5.668%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended May 31, 2023 for each series of APS were as follows: Series A-5.498%, Series B-5.495% and Series C-5.436%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $21,258,601 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2022. The fund has $14,677,345 of short-term capital losses and $6,581,256 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to Common Stockholders during the fiscal year ended November 30, 2022 was as follows: tax-exempt income $18,209,261. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB

Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of May 31, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Management Fee, Sub-Advisory Fee, Administration Fee, and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The fund also has an administration agreement with the Adviser and a custody agreement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser. The fund pays in the aggregate for administration, custody and transfer agency services, a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS. All out-of-pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

The Adviser has undertaken, from December 1, 2022 through November 30, 2023, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $188,139 during the period ended May 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average weekly net assets, (including net assets representing APS outstanding).

(b) The fund has an arrangement with the Custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. These fees are determined based on transaction activity. During the period ended May 31, 2023, the fund was charged $3,341 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement. These fees were offset by earnings credits of $3,341.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended May 31, 2023, the fund was charged $7,224 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $158,899, Administration fee of $79,449 and Chief Compliance Officer fees of $2,954, which are offset against an expense reimbursement currently in effect in the amount of $33,824.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended May 31, 2023, amounted to $75,658,550 and $74,408,653, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2023 was approximately $100,013,619, with a related weighted average annualized interest rate of 3.67%.

At May 31, 2023, accumulated net unrealized depreciation on investments was $17,943,782, consisting of $6,548,098 gross unrealized appreciation and $24,491,880 gross unrealized depreciation.

At May 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Event:

On July 12, 2023, the fund announced the redemption of all issued and outstanding shares of the fund’s auction preferred stock (“APS”, and the issuance by the fund of 1,927 shares of Series 2023-1 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”), par value $0.001 per share, liquidation preference $25,000 per share, to a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, in a private placement. As of July 12, 2023 (the “Redemption Date”) all rights of the APS’s holders (except the right to receive the Redemption Price of $25,000 per share plus an amount equal to any accumulated but unpaid dividends thereon, and any Additional Dividends) ceased and terminated, and the APS were no longer outstanding.

As with the APS, the fund is subject to certain restrictions relating to the VMTP Shares. Failure to comply with these restrictions could preclude the fund from declaring any distributions in respect of the Common

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Shares or repurchasing Common Shares and/or could trigger the mandatory redemption of VMTPS at the applicable mandatory redemption price.

The VMTP Shares have a term redemption date of July 14, 2053, and are subject to an early term redemption date of July 13, 2026.

As with the APS, holders of Preferred Shares, including VMTP Shares, voting as a separate class, have the right to elect at least two directors. The holders of Preferred Shares, including VMTP Shares, will vote as a separate class on certain other matters, as required by law. The same directors that were designated for election by holders of the APS are designed for election by holders of VMTP Shares.

Dividends on VMTP Shares are normally declared daily and paid monthly. The Dividend Rate on the VMTP Shares generally will be equal to the rate per annum that results from the sum of (1) 0.95% per annum plus (2) the Securities Industry and Financial markets Association Municipal Swap Index.

As of the Redemption Date, the fund entered into a Redemption and Paying Agent Agreement with The Bank of New York Mellon with respect to the VMTP Shares.

PROXY RESULTS (Unaudited)

Common Stockholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual stockholders’ meeting held on June 14, 2023.

	Shares
	For	Authority Withheld
To elect three Class III Directors:†
Joan L. Gulley	35,577,706	3,658,309
Burton N. Wallack	35,019,828	4,216,187
Benaree Pratt Wiley††	1,668	-

† The terms of the Class III Directors will expire in 2026.

†† Ms. Wiley’s name was inadvertently left off of the proxy card for the Common Stockholders and, thus, Common Stockholders were not able to cast votes for her election. Ms. Wiley will continue to serve as a director based on her prior election and will be presented for election as a Class III Director at the next annual meeting of stockholders.

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OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Chief Compliance Officer
Joseph S. DiMartino, Chairman	Joseph W. Connolly
Joni Evans†	Portfolio Managers
Joan Gulley	Daniel A. Rabasco
Alan H. Howard	Jeffrey B. Burger
Robin A. Melvin †
Burton N. Wallack
Benaree Pratt Wiley	Investment Adviser and Administrator
Gordon Davis††	BNY Mellon Investment Adviser, Inc.
† Elected by APS Holders	Sub-Adviser
†† Advisory Board Member	Insight North America LLC
Officers	Custodian
President	The Bank of New York Mellon
David DiPetrillo	Counsel
Chief Legal Officer	Proskauer Rose LLP
Peter M. Sullivan	Transfer Agent,
Vice President and Secretary	Dividend -Paying Agent
James Bitetto	Disbursing Agent and Registrar
Vice President and Secretaries	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Amanda Quinn	Auction Agent
Joanee Skerrett	Deutsche Bank Trust Company America
Natalya Zelensky	(Auction Preferred Stock)
Treasurer	Stock Exchange Listing
James Windels	NYSE Symbol: DSM
Vice Presidents	Initial SEC Effective Date
Daniel Goldstein	11/22/89
Joseph Martella
Assistant Treasurers
Gavin C. Reilly
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser and Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DSM

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0852SA0523

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipal Bond Fund, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: July 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: July 18, 2023

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: July 18, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)